VANGUARD(R)NEW JERSEY TAX-EXEMPT FUNDS

Semiannual Report * May 31, 2002

BOND

VANGUARD NEW JERSEY TAX-EXEMPT MONEY MARKET FUND

VANGUARD NEW JERSEY LONG-TERM TAX-EXEMPT FUND


[PHOTO OF A SHIP ON THE OCEAN]

[THE VANGUARD GROUP(R) LOGO]

WHAT YOU CAN CONTROL

As an investor, you cannot control how the financial markets perform. But there are vital variables that you can control. You can decide how much to invest. You can limit the risk in your portfolio by diversifying your holdings. And you can control the investment costs you incur.
     Costs may seem the least dramatic of the three. But costs have a powerful impact on how your wealth accumulates; they reduce, dollar for dollar, the returns that you can derive from an investment.
     Every mutual fund has operating expenses--to pay for investment managers, telephone support, and so on. These costs appear in the fund's expense ratio, which reflects the percentage of average net assets (your money) consumed each year by operating costs. In 2001, the average mutual fund had an expense ratio of 1.34% (or $13.40 per $1,000 in assets), according to data from Lipper Inc.
     For Vanguard(R) funds, the average expense ratio was less than one-fourth that amount (0.27%, or $2.70 per $1,000 in assets). Our average expense ratio has been less than the industry average for 25 years, and it's an advantage we aim to maintain.
     Under our unique corporate structure, shareholders like you own the Vanguard funds, which in turn own The Vanguard Group. No middleman makes a profit from managing the operation. You bear all of the investment risk. It's only right that you reap as much of the potential reward as possible.

CONTENTS

Letter from the Chairman                                  1
Report from the Adviser                                   5
Fund Profiles                                             8
Glossary of Investment Terms                             10
Performance Summaries                                    11
Financial Statements                                     13
Advantages of Vanguard.com                               34

SUMMARY
* The Vanguard New Jersey Tax-Exempt Funds earned six-month total returns that were ahead of those of their average peers.
* Prices of short- and intermediate-term municipal bonds rose slightly during the fiscal half-year as interest rates inched downward.
* Though bonds posted only modest gains for the six months, their returns were far better than the -3.4% return of the broad stock market.

LETTER FROM THE CHAIRMAN                            [PICTURE OF JOHN J. BRENNAN]
                                                                 John J. Brennan
Dear Shareholder,

VANGUARD(R) NEW JERSEY LONG-TERM TAX-EXEMPT FUND earned a solid total return of 3.1% during the first half of its 2002 fiscal year. As you can see in the table below, for the six months ended May 31, 2002, your fund's total return (capital change plus reinvested distributions) topped those of its average peer and a broad measure of the municipal bond market.

-----------------------------------------------------
TOTAL RETURNS                        SIX MONTHS ENDED
                                         MAY 31, 2002


VANGUARD NEW JERSEY TAX-EXEMPT
  MONEY MARKET FUND                              0.7%
  (SEC 7-Day Annualized Yield: 1.37%)
Average New Jersey Tax-Exempt
  Money Market Fund*                             0.5
-----------------------------------------------------
VANGUARD NEW JERSEY LONG-TERM
  TAX-EXEMPT FUND
  Investor Shares                                3.1%
  Admiral Shares 3.1
Average New Jersey Municipal Debt Fund*          2.5
Lehman Municipal Bond Index                      2.6
-----------------------------------------------------
*Derived from data provided by Lipper Inc.

     VANGUARD(R) NEW JERSEY TAX-EXEMPT MONEY MARKET FUND also outperformed its average peer in the period. The fund's net asset value remained at $1 per share, as was expected but not guaranteed. The components of the total return for each fund are presented in the table that follows this letter.
     On May 31, the yield of the Long-Term Tax-Exempt Fund (Investor Shares) stood at 4.05%, up from 3.97% at the end of November 2001; the Tax-Exempt Money Market Fund's yield was 1.37%, down from 1.63%.
     For New Jersey residents, income earned by the funds is exempt from federal and state income taxes, but may be subject to local taxes and to the federal alternative minimum tax. That means that for taxpayers in the highest federal income tax bracket, the taxable equivalent yields were 7.04% for the Long-Term Tax-Exempt Fund and 2.38% for the Tax-Exempt Money Market Fund.

THE ECONOMY'S EXPANSION RESTRAINED BOND RETURNS
An economic recovery took hold in the United States during early 2002, but it appears as though the growth will not result in higher short-term interest rates--at least for now. The Federal Reserve Board indicated that an "accommodative" monetary policy, characterized by low short-term interest rates, was appropriate in light of

                                                         -----------------------
                                                                 INVESTOR SHARES
                                                                  THE CLASS MOST
                                                             COMMONLY PURCHASED.

                                                             ADMIRAL (TM) SHARES
                                                           A LOWER-COST CLASS OF
                                                             SHARES AVAILABLE TO
                                                           LONGTIME SHAREHOLDERS
                                                               AND TO THOSE WITH
                                                         SIGNIFICANT INVESTMENTS
                                                                    IN THE FUND.
                                                         -----------------------

------------------------------------------------------------------------
MARKET BAROMETER                                           TOTAL RETURNS
                                              PERIODS ENDED MAY 31, 2002
                                              --------------------------
                                           SIX          ONE         FIVE
                                        MONTHS         YEAR       YEARS*
------------------------------------------------------------------------
BONDS
LEHMAN AGGREGATE BOND INDEX               2.3%         8.1%         7.6%
 (Broad taxable market)
LEHMAN 10 YEAR MUNICIPAL BOND INDEX       3.0          6.6          6.3
SALOMON SMITH BARNEY 3-MONTH
  U.S. TREASURY BILL INDEX                0.9          2.6          4.7
------------------------------------------------------------------------
STOCKS
RUSSELL 1000 INDEX (Large-caps)          -4.9%       -13.3%         6.4%
RUSSELL 2000 INDEX (Small-caps)           6.5         -0.5          6.4
WILSHIRE 5000 INDEX (Entire market)      -3.4        -11.8          6.0
MSCI EAFE INDEX (International)           3.1         -9.6          0.3
========================================================================
CPI
CONSUMER PRICE INDEX                      1.4%         1.2%         2.3%
------------------------------------------------------------------------
*Annualized.

rising unemployment and continuing economic uncertainty. However, the bond market apparently expects that growth will mean higher rates down the road: From November 30, 2001, to May 31, 2002, the yield of the 10-year U.S. Treasury note-- a rate controlled by the market, not the Fed--rose 30 basis points (0.30 percentage point) to 5.05%.
     Bond prices declined as rates rose, but interest income offset the drop, providing investors with modestly positive total returns for the six months. The Lehman Brothers Aggregate Bond Index, a proxy for the broad investment-grade bond market, returned 2.3%. Despite some high-profile blowups in the telecommunications sector, corporate bonds provided modestly higher returns than U.S. Treasury securities with comparable maturities.

IN THE MUNI MARKET, MOST YIELDS DIPPED A BIT
Among tax-exempt municipal bonds, yields of short- and intermediate-term securities inched lower while yields of long-term bonds rose slightly. Yields of top-grade, 2-year municipal securities fell 8 basis points to 2.27% and yields of 10-year notes dipped 4 basis points to 4.16%. The 30-year muni bond yielded 5.17% on May 31, up 11 basis points from its starting point on November 30, 2001.
     Municipal bonds generally outperformed U.S. Treasury securities during the six months. However, as a result of the rise in Treasury yields and the slight declines in short- and intermediate-term muni yields, municipal bonds were not as attractive relative to Treasuries at the end of the fiscal half-year as they were at the beginning. On May 31, the 10-year municipal bond, whose interest income is exempt from federal income taxes, offered a yield that was equal to about 82% of the yield of the fully taxable 10-year U.S. Treasury note--still a great value for most investors. (The ratio was even higher, about 88%, at the end of November 2001.)
     See the Report from the Adviser on page 5 for more details on the municipal bond market.

STOCKS STAYED WEAK
During the past six months, weak corporate earnings and lingering concern about the integrity of financial statements obscured the good news about the economy's quick rebound from the 2001 recession. U.S. stocks, as represented by the Wilshire 5000 Total Market Index, returned -3.4% as investors focused on the negative.
     Large, previously top-performing companies, such as Intel and Cisco Systems, were hit especially hard. Corporate America continued to cut back on capital spending, particularly on the big-dollar technology investments that fueled much of the late-1990s boom. As profits shrank, stock valuations pulled back, a pattern that has prevailed since the bursting of the growth-stock bubble in March 2000.
     During the six months ended May 31, the stock market's best performers were small stocks with value characteristics. As a group, these stocks returned 16.4%, as measured by the Russell 2000 Value Index. Value stocks held up better, both because these shares had not been priced for the most optimistic scenarios and because many of these stocks represent basic industries, such as commodities producers, that thrive in the early stages of an economic recovery.
     Natural-resource and basic-processing industries have enjoyed an especially favorable climate in 2002. During the first quarter, more than half of the 6.1% annualized growth in U.S. real gross domestic product derived from additions to inventory, rather than final sales to consumers--a boon to the companies that supply the raw materials for goods to be finished farther up the production line.

YOUR FUNDS OUTPACED THEIR PEERS
As noted earlier, the New Jersey Long-Term Tax-Exempt Fund's total return of 3.1% for the fiscal half-year topped that of its average peer. The fund's Investor Shares earned an income return of 2.5%, which was augmented by a 0.6% capital return.
     A six-month return, of course, does not provide a complete picture of a bond fund's performance. That's because semiannual returns for bond funds account for only half of the year's interest income, while price changes immediately reflect current movements in interest rates--rising when rates fall and falling when rates rise. For perspective, it's important to consider a full year's interest income when evaluating a bond fund. For the 12 months ended May 31, 2002, the Long-Term Tax-Exempt Fund Investor Shares earned a total return of 6.8%, consisting of an income return of 5.1% and a capital return of 1.7%.
     Though bond prices rise and fall over time, it is interest income that accounts for virtually all of a bond fund's long-term total return. Therefore, the best indicator of a bond fund's performance--though it is a far-from-perfect measure--is the fund's yield, currently about 4.1% for the Long-Term Tax-Exempt Fund.
     Our funds are aided in their quest to achieve superior performance by the skilled investment management of Vanguard's Fixed Income Group, which oversees all of our municipal bond funds, and by our significant cost advantage over competing funds. Our

                                                            --------------------
                                                                   OUR FUNDS ARE
                                                            AIDED IN THEIR QUEST
                                                             TO ACHIEVE SUPERIOR
                                                                  PERFORMANCE BY
                                                              SKILLED INVESTMENT
                                                                  MANAGEMENT AND
                                                                      lOW COSTS.
                                                            --------------------

Long-Term Tax-Exempt Fund and our Tax-Exempt Money Market Fund have annualized expense ratios (expenses as a percentage of average net assets) of 0.17% and 0.16%, respectively, or $1.70 and $1.60 per $1,000 invested. This is far below the 1.05% charged by the average New Jersey municipal debt fund and the 0.69% charged by the average New Jersey tax-exempt money market fund, according to Lipper Inc. (The Admiral Shares of our Long-Term Tax-Exempt Fund have an expense ratio of 0.13%.) Low costs are an especially powerful force in bond investing because the expenses incurred by a fund directly reduce the income paid by the fund. And because managers of funds with similar mandates choose from a similar pool of securities, differences in costs often translate into differences in total returns.

THE VALUE OF BONDS ENDURES
Though the popularity of bonds has risen as the stock market has fallen, it's important to understand that the value of holding a portion of your portfolio in fixed income investments does not fluctuate with the fortunes of stocks. We believe that bond funds and money funds--particularly those that are exempt from federal and state taxes--are valuable in any kind of market. That is why we will always recommend that investors build and maintain investment programs with an appropriate combination of stock, bond, and money market funds.
     We thank you for your confidence in our approach and for entrusting your money to us.


Sincerely,


/S/ JOHN J. BRENNAN
John J. Brennan
Chairman and Chief Executive Officer

June 11, 2002


--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE: NOVEMBER 30, 2001-MAY 31, 2002

                                                                DISTRIBUTIONS
                                                                 PER SHARE
                                                           ---------------------
                                  STARTING       ENDING       INCOME     CAPITAL
                               SHARE PRICE  SHARE PRICE    DIVIDENDS       GAINS
--------------------------------------------------------------------------------
VANGUARD NEW JERSEY TAX-EXEMPT
  MONEY MARKET FUND                 $ 1.00       $ 1.00       $0.007      $0.000
--------------------------------------------------------------------------------
VANGUARD NEW JERSEY
  LONG-TERM TAX-EXEMPT FUND
  INVESTOR SHARES                   $11.91       $11.96       $0.290      $0.024
  ADMIRAL SHARES                     11.91        11.96        0.293       0.024
--------------------------------------------------------------------------------

REPORT FROM THE ADVISER

During the six months ended May 31, 2002, Vanguard New Jersey Long-Term Tax-Exempt Fund and Vanguard New Jersey Tax-Exempt Money Market Fund provided positive returns that outpaced the results of their average peers. Overall, the increasing signs of economic recovery pushed U.S. Treasury bond prices lower during the fiscal half-year. However, yields of short- and intermediate-term municipal securities dipped as prices rose.

THE U.S. ECONOMY RECOVERED
The economic picture during the first half of the funds' 2002 fiscal year was considerably brighter than in the previous 12 months.
     The U.S. economy surged during the later stages of the semiannual period. In the first three months of 2002, real gross domestic product grew at an annual rate of 6.1%, well ahead of the 1.7% growth rate in fourth-quarter 2001 (not to mention the -1.3% contraction in the quarter before that). However, we note that U.S. consumers have essentially been carrying the rest of the economy on their backs. Spending continued at a terrific pace during the half-year as the wave of earlier home refinancings put extra cash into Americans' pockets.
     It's important to note that during the six months that ended on May 31, the nation and the financial markets were still dealing with the horrible events of September 11. The bond market, in particular, was affected by the intense interest in the safety offered by U.S. Treasury securities. Treasury prices soared immediately after the terrorist attacks but tailed off somewhat during the ensuing months as signs of economic growth emerged.
     As mentioned above, the most interesting aspect of the strong first-quarter economic growth was the remarkable spending stamina demonstrated by the American populace. Throughout the (relatively brief) recession, the U.S. consumer never blinked. People kept right on spending despite massive equity market losses, widespread layoffs, and a reportedly sharp drop in consumer confidence that was triggered by the terrorist attacks.
     Overall, the economy appeared to be digging out of the recession, as the slowdown in inventory cutbacks added strongly to growth. However, we believe that the recovery may not be quite as rapid as some market participants expect. In fact, we see at least two factors arguing for a more modest rebound: the reduced

                                                    ----------------------------
                                                           INVESTMENT PHILOSOPHY

                                                       THE ADVISER BELIEVES THAT
                                                      EACH FUND, WHILE OPERATING
                                                          WITHIN STATED MATURITY
                                                           AND STRINGENT QUALITY
                                                    TARGETS,  CAN ACHIEVE A HIGH
                                                    LEVEL OF CURRENT INCOME THAT
                                                      IS EXEMPT FROM FEDERAL AND
                                                     NEW JERSEY  INCOME TAXES BY
                                                      INVESTING IN  HIGH-QUALITY
                                                        SECURITIES ISSUED BY NEW
                                                       JERSEY STATE, COUNTY, AND
                                                          MUNICIPAL GOVERNMENTS.
                                                    ----------------------------
level of business investment and the probability that consumer spending cannot continue at such a torrid pace.
     Of course, the economic environment affected the level of interest rates during the half-year. The recession and the tragic events of September 11 prompted the Federal Reserve Board to reduce its target for short-term interest rates to 1.75%--a four-decade low. However, the Fed seems in no hurry to increase short-term interest rates, even in light of the seemingly positive economic news. With inflation well in check--companies have little pricing power, and commodity prices are low--the Fed can afford to keep rates low without fearing that economic growth will trigger higher prices anytime soon.

MUNICIPAL BONDS PERFORMED WELL
The impact of the recession on many municipalities has lingered, despite the recent economic improvement. To fill budget gaps caused by lower tax receipts, state and local governments have used a variety of tactics. They have:
     * Securitized tobacco settlement payments (essentially trading the rights to future payments for cash now).
     *    Cut spending.
     *    Curtailed planned income-tax reductions.
     As shown in the table below, yields of short- and intermediate-term municipal bonds dipped during the six months. However, Treasuries' yields generally rose, and this widening spread made munis somewhat less attractive to investors with taxable accounts than they were six months ago. Two-year municipal bonds, which provided about 83% of the yield of a comparable Treasury security at the end of the 2001 fiscal year, offered about 71% of the Treasury yield as of May 31. Longer-term municipal bonds also offered less relative to Treasuries than they had on November 30, 2001, but these munis still provided about 93% of the 30-year bond's yield as of May 31.

-----------------------------------------------------------------
MUNICIPAL BONDS YIELDS
                                                           CHANGE
MATURITY      MAY 31, 2002      NOV. 30, 2001      (BASIS POINTS)
-----------------------------------------------------------------
2 years              2.27%              2.35%                  -8
5 years              3.31               3.40                   -9
10 years             4.16               4.20                   -4
30 years             5.17               5.06                  +11
-----------------------------------------------------------------
Source: The Vanguard Group.

     Nationally, issuance of municipal bonds through the first five months of 2001 was about 14% higher than a year earlier. In New Jersey, the supply of municipal debt that came to the market through May was ahead of last year's pace by about 46%.
     Though municipal bonds are not quite as attractive relative to Treasuries as they were six months ago, we believe that munis still represent good value. In fact, for investors in the top federal income tax bracket, the 4.16% yield of a 10-year municipal bond on May 31 was equivalent to a yield of about 6.78% for a fully taxable 10-year U.S. Treasury note. (The yield of the 10-year Treasury on May 31 was 5.05%.) This "extra" after-tax income represents a significant advantage for muni investors.

OUR PLEDGE TO OUR SHAREHOLDERS
Our dedication to sound investment-management principles and low costs has helped us to build an impressive performance record, both in the past six months and over the lifetimes of our funds. We fully expect that our time-tested investment philosophy will continue to work to the benefit of each of our shareholders.


Ian A. MacKinnon, Managing Director
Christopher M. Ryon, Principal
Pamela Wisehaupt Tynan, Principal
Christopher W. Alwine, Principal
Kathryn Allen, Principal
Vanguard Fixed Income Group
June 17, 2002

FUND PROFILE                                                  AS OF MAY 31, 2002
    FOR NEW JERSEY TAX-EXEMPT MONEY MARKET FUND

This Profile provides a snapshot of the fund's characteristics. Key terms are defined on page 10.

------------------------
FINANCIAL ATTRIBUTES
Yield 1.4%
Average Maturity 28 days
Average Quality MIG-1
Expense Ratio 0.16%*
------------------------

-----------------------------------------------
DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)

MIG-1/SP-1+                               75.9%
A-1/P-1                                   21.5
AAA/AA                                     2.1
A                                          0.5
-----------------------------------------------
Total                                    100.0%
-----------------------------------------------
*Annualized.

FUND PROFILE                                                  AS OF MAY 31, 2002
   FOR NEW JERSEY LONG-TERM TAX-EXEMPT FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate with an unmanaged index. Key terms are defined on page 10.

----------------------------------------------
FINANCIAL ATTRIBUTES
                                        LEHMAN
                        FUND            INDEX*
----------------------------------------------
Number of Issues         319            43,314
Yield                                     4.3%
  Investor Shares                         4.1%
  Admiral Shares                          4.1%
Yield to Maturity        4.1%               --
Average Coupon           5.1%             5.3%
Average Maturity    8.3 years       13.9 years
Average Quality           AAA              AA+
Average Duration    6.1 years        7.8 years
Expense Ratio                               --
Investor Shares                        0.17%**
Admiral Shares                         0.13%**
Cash Investments         0.0%               --
----------------------------------------------



------------------------------
DISTRIBUTION BY CREDIT QUALITY
  (% OF PORTFOLIO)
------------------------------
AAA                      90.5%
AA                        6.2
A                         2.2
BBB                       1.1
BB                        0.0
B                         0.0
------------------------------
Total                   100.0%
------------------------------



----------------------------
INVESTMENT FOCUS

CREDIT QUALITY          HIGH
AVERAGE MATURITY        LONG
----------------------------



------------------------------------
VOLATILITY MEASURES
------------------------------------
                              LEHMAN
                      FUND    INDEX*
------------------------------------
R-Squared             0.99      1.00
Beta                  1.08      1.00
------------------------------------



------------------------
DISTRIBUTION BY MATURITY
  (% OF PORTFOLIO)
------------------------
Under 1 Year        8.8%
1-5 Years          14.4
5-10 Years         49.9
10-20 Years        22.9
20-30 Years         4.0
Over 30 Years       0.0
------------------------
Total             100.0%
------------------------


                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
 *Lehman Municipal Bond Index.                             FOR REGULARLY UPDATED
**Annualized                                                   FUND INFORMATION.

GLOSSARY OF INVESTMENT TERMS


AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.
--------------------------------------------------------------------------------
AVERAGE MATURITY. The average length of time until securities held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities.
--------------------------------------------------------------------------------
BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.
--------------------------------------------------------------------------------
EXPENSE RATIo. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total returns were precisely synchronized with the overall market's return, its R-squared would be 1.00. If the fund's returns bore no relationship to the market's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.
--------------------------------------------------------------------------------
YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates. (degree)
--------------------------------------------------------------------------------

PERFORMANCE SUMMARIES AS OF MAY 31, 2002

All of the data on this page and the following page represent past performance, which cannot be used to predict future returns that may be achieved by the funds. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Tax-Exempt Money Market Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. For bond funds, both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.


NEW JERSEY TAX-EXEMPT MONEY MARKET FUND
------------------------------------------------------------
FISCAL YEAR TOTAL RETURNS (%) NOVEMBER 30, 1991-MAY 31, 2002

            NEW JERSEY TAX-EXEMPT                    AVERAGE
                MONEY MARKET FUND                      FUND*
------------------------------------------------------------
FISCAL                      TOTAL                      TOTAL
YEAR                       RETURN                     RETURN
------------------------------------------------------------
1992                         3.0%                       2.8%
1993                         2.3                        2.0
1994                         2.5                        2.2
1995                         3.6                        3.3
1996                         3.2                        2.9
1997                         3.3                        3.0
1998                         3.2                        2.8
1999                         2.9                        2.5
2000                         3.7                        3.4
2001                         2.8                        2.4
2002**                       0.7                        0.5
------------------------------------------------------------
SEC 7-DAY ANNUALIZED YIELD (5/31/2002): 1.37%

 *Average New Jersey Tax-Exempt Money Market Fund; derived
  from data provided byLipper Inc.
**Six months ended May 31, 2002.
Note: See Financial Highlights table on page 28 for dividend information.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED MARCH 31, 2002

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                               TEN YEARS
                        INCEPTION      ONE      FIVE   -------------------------
                             DATE     YEAR     YEARS   CAPITAL   INCOME    TOTAL
--------------------------------------------------------------------------------
NEW JERSEY TAX-EXEMPT
  MONEY MARKET FUND      2/3/1988    2.12%     3.05%     0.00%    2.98%    2.98%
--------------------------------------------------------------------------------

NEW JERSEY LONG-TERM TAX-EXEMPT FUND
------------------------------------------------------------
FISCAL YEAR TOTAL RETURNS (%) NOVEMBER 30, 1991-MAY 31, 2002

------------------------------------------------------------
                  NEW JERSEY LONG-TERM
             TAX-EXEMPT FUND INVESTOR SHARES      LEHMAN*
------------------------------------------------------------
FISCAL      CAPITAL       INCOME       TOTAL       TOTAL
YEAR         RETURN       RETURN      RETURN      RETURN
1992           4.1%         6.4%       10.5%       10.0%
1993           6.6          5.9        12.5        11.1
1994         -11.2          5.1        -6.1        -5.2
1995          13.3          6.4        19.7        18.9
1996          -0.7          5.4         4.7         5.9
1997           1.0          5.4         6.4         7.2
1998           2.3          5.3         7.6         7.8
1999          -6.2          4.9        -1.3        -1.1
2000           2.9          5.7         8.6         8.2
2001           3.4          5.2         8.6         8.8
2002**         0.6          2.5         3.1         2.6
-----------------------------------------------------------
 *Lehman Municipal Bond Index.
**Six months ended May 31, 2002.
Note: See Financial Highlights tables on pages 29 and 30 for dividend and capital gains information.


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED MARCH 31, 2002

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                              TEN YEARS
                        INCEPTION      ONE      FIVE   -------------------------
                             DATE     YEAR     YEARS   CAPITAL   INCOME    TOTAL
--------------------------------------------------------------------------------
NEW JERSEY TAX-EXEMPT FUND
  INVESTOR SHARES        2/3/1988    3.60%     6.12%     1.21%    5.51%    6.72%
  ADMIRAL SHARES        5/14/2001    4.42*        --        --       --       --
--------------------------------------------------------------------------------
*Return since inception.

FINANCIAL STATEMENTS
   MAY 31, 2002 (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------------------------------------------
                                                                                               FACE           MARKET
                                                                        MATURITY             AMOUNT           VALUE*
NEW JERSEY TAX-EXEMPT MONEY MARKET FUND                   COUPON            DATE              (000)            (000)
--------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (99.0%)
--------------------------------------------------------------------------------------------------------------------
Bergen County NJ Util. Auth. Water PCR                     5.50%        6/15/200(3)(Prere.)   5,000            5,006
Bergen County NJ Util. Auth. Water PCR                     6.50%        6/15/200(3)(Prere.)   5,000            5,108
Bridgewater Township NJ BAN                                2.25%      10/11/2002              9,380            9,407
Burlington County NJ BAN                                   1.65%        3/7/2003              4,179            4,180
Burlington County NJ BAN                                   2.78%        6/7/2002              9,248            9,248
Burlington County NJ BAN                                   3.00%        8/9/2002              8,300            8,300
Cherry Hill Township NJ BAN                                2.00%      10/29/2002              5,600            5,607
Cherry Hill Township NJ BAN                                3.00%      10/10/2002             19,645           19,709
Delaware River & Bay Auth. Rev. VRDO                       1.30%        6/6/2002(2)           7,500            7,500
Delaware River Joint Toll Bridge Comm.
  Pennsylvania & New Jersey Rev.                           2.25%       11/1/2002              6,000            6,002
Essex County NJ Improvement Auth. Rev.
  (Pooled Govt. Loan) VRDO                                 1.30%        6/5/2002LOC          29,200           29,200
Freehold NJ Regional High School Dist. TOB VRDO            1.30%        6/6/2002(3)*          9,690            9,690
Gloucester County NJ PCR
  (Mobil Oil Refining Corp.) VRDO                          1.20%        6/5/2002             28,110           28,110
Middlesex County NJ BAN                                    3.25%       6/28/2002             46,573           46,596
Monmouth County NJ Improvement Auth. Rev.
  (Pooled Govt. Loan) VRDO                                 1.20%        6/5/2002LOC          69,465           69,465
Moorestown Township NJ BAN                                 3.00%       5/29/2003             10,000           10,111
New Jersey Building Auth. Rev. TOB VRDO                    1.40%        6/6/2002(1)*         42,060           42,060
New Jersey Econ. Dev. Auth. Natural Gas Fac. Rev.
  (New Jersey Natural Gas) VRDO                            1.35%        6/5/2002(2) LOC       3,800            3,800
New Jersey Econ. Dev. Auth. Natural Gas Fac. Rev.
  (New Jersey Natural Gas) VRDO                            1.65%        6/4/2002(2)          34,500           34,500

--------------------------------------------------------------------------------------------------------------------
                                                                                               FACE           MARKET
                                                                        MATURITY             AMOUNT           VALUE*
NEW JERSEY TAX-EXEMPT MONEY MARKET FUND                   COUPON            DATE              (000)            (000)
--------------------------------------------------------------------------------------------------------------------
New Jersey Econ. Dev. Auth. Rev.
  (Benedictine Abbey Newark) VRDO                          1.25%        6/5/2002LOC          26,425           26,425
New Jersey Econ. Dev. Auth. Rev.
  (Chambers Cogeneration Limited Partnership) CP           1.45%        6/6/2002LOC          58,200           58,200
New Jersey Econ. Dev. Auth. Rev.
  (Crowley Liner Services) VRDO                            1.35%        6/5/2002LOC          10,200           10,200
New Jersey Econ. Dev. Auth. Rev.
  (Hoffman-La Roche) VRDO                                  1.70%        6/4/2002LOC           7,700            7,700
New Jersey Econ. Dev. Auth. Rev.
  (Lawrenceville School Project) VRDO                      1.40%        6/4/2002             38,100           38,100
New Jersey Econ. Dev. Auth. Rev.
  (Logan Project) CP                                       1.45%        6/6/2002LOC          35,100           35,100
New Jersey Econ. Dev. Auth. Rev. PCR
  (Exxon) VRDO                                             1.45%        6/4/2002              9,700            9,700
New Jersey Econ. Dev. Auth. Rev.
  (Russell Berrie) VRDO                                    1.45%        6/5/2002LOC           7,000            7,000
New Jersey Econ. Dev. Auth. Rev.
  (Transportation Project) TOB VRDO                        1.30%        6/6/2002(4)*          7,465            7,465
New Jersey Econ. Dev. Auth. Rev.
  (United States Golf Association) VRDO                    1.30%        6/6/2002LOC           3,600            3,600
New Jersey Econ. Dev. Auth. Water Fac. Rev.
  (New Jersey Water Co. Project)
  TOB VRDO                                                 1.35%        6/6/2002(3)*          4,850            4,850
New Jersey Econ. Dev. Auth. Water Fac. Rev.
  (United Water Co.) VRDO                                  1.60%        6/4/2002(2)          20,400           20,400
New Jersey Econ. Dev. Auth. Water Fac. Rev.
  (United Water Co.) VRDO                                  1.70%        6/4/2002(2)          12,000           12,000
New Jersey Educ. Fac. Auth. Rev.
  (College of New Jersey) VRDO                             1.35%        6/6/2002(2)          32,100           32,100
New Jersey Educ. Fac. Auth. Rev.
  (Institute for Defense Analyses)
  VRDO                                                     1.34%        6/6/2002(2)          13,695           13,695
New Jersey Educ. Fac. Auth. Rev.
  (Princeton Univ.) VRDO                                   1.15%        6/5/2002             63,100           63,100
New Jersey GO                                              6.25%        8/1/2002(Prere.)      1,000            1,016
New Jersey GO TOB VRDO                                     1.30%        6/6/2002*            26,660           26,660
New Jersey GO TOB VRDO                                     1.35%        6/6/2002*            40,585           40,585
New Jersey Health Care Fac. Financing Auth. Rev.
  (Holy Name Hosp.) VRDO                                   1.35%        6/6/2002LOC           7,600            7,600
New Jersey Health Care Fac. Financing Auth. Rev.
  (Hosp. Capital Asset Pooled
  Program) VRDO                                            1.30%        6/6/2002LOC          65,100           65,100
New Jersey Health Care Fac. Financing Auth. Rev.
  (Princeton Medical Center) VRDO                          1.35%        6/6/2002LOC           3,200            3,200
New Jersey Higher Educ. Assistance Auth.
  Student Loan Rev. PUT                                    1.75%        6/2/2003(1)           5,000            5,000
New Jersey Housing & Mortgage
  Finance Agency Rev. TOB VRDO                             1.35%       6/6/2002(1)*           8,040            8,040
New Jersey Sports & Exposition Auth. Rev. VRDO             1.30%        6/6/2002(1)           8,900            8,900
New Jersey TRAN                                            3.00%       6/14/2002             10,000           10,004
New Jersey Transit Corp. Capital GAN                       5.40%        9/1/2002(4)(ETM)     21,285           21,453
New Jersey Transp. Corp. TOB VRDO                          1.35%        6/6/2002(2)*          4,995            4,995
New Jersey Transp. Trust Fund Auth. Rev.                   4.25%       6/15/2002             14,370           14,378
New Jersey Transp. Trust Fund Auth. Rev.                  4.625%        6/15/200(ETM)         6,750            6,757

--------------------------------------------------------------------------------------------------------------------
                                                                                               FACE           MARKET
                                                                        MATURITY             AMOUNT           VALUE*
                                                          COUPON            DATE              (000)            (000)
--------------------------------------------------------------------------------------------------------------------


New Jersey Transp. Trust Fund Auth. Rev. TOB PUT           2.75%        6/15/200*            14,495           14,495
New Jersey Transp. Trust Fund Auth. Rev. TOB VRDO          1.35%        6/6/2002(4)*         15,455           15,455
New Jersey Transp. Trust Fund Auth. Rev. TOB VRDO          1.37%        6/6/2002(4)*         16,000           16,000
New Jersey Transp. Trust Fund Auth. Rev. TOB VRDO          1.40%        6/6/2002(4)*         11,001           11,000
New Jersey Transp. Trust Fund Auth.
  Transp. System TOB VRDO                                  1.40%        6/5/2002(4)*         21,995           21,995
New Jersey Turnpike Auth. Rev. TOB VRDO                    1.35%        6/6/2002*             6,345            6,345
New Jersey Turnpike Auth. Rev. TOB VRDO                    1.35%        6/6/2002(1)*         12,990           12,990
New Jersey Turnpike Auth. Rev. TOB VRDO                    1.45%        8/22/200*            15,000           15,000
New Jersey Turnpike Auth. Rev. VRDO                        1.30%        6/5/2002(3) LOC     146,750           146,750
Parsippany-Troy Hills Township NJ BAN                      2.40%       11/1/2002             16,500           16,541
Port Auth. of New York & New Jersey CP                     1.40%        9/9/2002              4,000            4,000
Port Auth. of New York & New Jersey CP                     1.45%       9/10/2002             25,800           25,800
Port Auth. of New York & New Jersey CP                     1.50%       8/13/2002              5,600            5,600
Port Auth. of New York & New Jersey CP                     1.50%        9/9/2002              3,005            3,005
Port Auth. of New York & New Jersey CP                     1.55%       6/14/2002             10,000           10,000
Port Auth. of New York & New Jersey Rev. TOB VRDO          1.35%        6/6/2002(1)*         18,995           18,995
Princeton Township NJ BAN                                  2.25%        12/13/2002            7,500            7,518
Princeton Township NJ BAN                                  3.00%        6/21/2002             7,600            7,602
Princeton Univ. NJ CP                                      1.40%        6/3/2002              6,300            6,300
Princeton Univ. NJ CP                                      1.40%        7/29/2002            15,800           15,800
Princeton Univ. NJ CP                                      1.40%        8/15/2002            28,300           28,300
Rahway Valley NJ Sewerage Auth. Sewer Rev.                 3.00%        1/15/2003             3,500            3,521
Randolph Township NJ BAN                                   3.25%        9/12/2002             5,157            5,168
Rutgers State Univ. NJ VRDO                                1.45%        6/4/2002             80,300           80,300
Salem County NJ Ind. Fin. Auth. PCR
  (Exelon Project) CP                                      1.35%        8/28/200LOC          19,000           19,000
Salem County NJ PCR
  (Atlantic City Electric Co.) VRDO                        1.30%        6/5/2002(1)           3,875            3,875
Somerset County NJ Ind. Fin. Auth. PCR
  (American Cyanamid Co.) VRDO                             1.65%        6/5/2002             10,100           10,100
South Brunswick Township NJ BAN                            2.20%       1/31/2003             11,500           11,561
Union County NJ BAN                                        1.33%        6/6/2002             43,100           43,100
Union County NJ PCR (Exxon) VRDO                           1.40%        6/4/2002             24,200           24,200
Union County NJ PCR (Exxon) VRDO                           1.45%        6/4/2002             20,500           20,500
Univ. of Medicine & Dentistry NJ VRDO                      1.40%        6/6/2002(2)          30,000           30,000
Vineland NJ BAN                                            3.00%       7/17/2002              7,850            7,863
West Orange NJ BAN                                         2.50%      11/13/2002              4,109            4,120
Outside New Jersey:
Puerto Rico Electric Power Auth. Rev. TOB VRDO             1.32%        6/6/2002(4)*          6,100            6,100
Puerto Rico Govt. Dev. Bank VRDO                           1.00%        6/5/2002(1)          14,300           14,300
Puerto Rico Highway & Transp. Auth. Transp. Rev. VRDO      1.30%        6/5/2002(2)           1,100            1,100
Puerto Rico Ind. Medical & Environmental Fac.
  Fin. Auth. Rev. PCR (Abbott Laboratories) PUT           1.70%         3/1/2003              9,275            9,275
Puerto Rico Infrastructure Financing Auth.
  Special Obligation Bonds TOB VRDO                        1.30%        6/6/2002*            15,000           15,000


--------------------------------------------------------------------------------------------------------------------
                                                                                               FACE           MARKET
                                                                        MATURITY             AMOUNT           VALUE*
NEW JERSEY TAX-EXEMPT MONEY MARKET FUND                   COUPON            DATE              (000)            (000)
--------------------------------------------------------------------------------------------------------------------
Puerto Rico Infrastructure Financing Auth.
  Special Obligation Bonds TOB VRDO                        1.32%        6/6/2002*             8,865            8,865
Puerto Rico TRAN                                           3.00%        /30/2002             10,000           10,014
--------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
 (COST $1,664,375)                                                                                         1,664,375
--------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.0%)
--------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                         23,983
Liabilities                                                                                                  (6,817)
                                                                                                        ------------
                                                                                                             17,166
                                                                                                        ------------
--------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------------------
Applicable  to  1,681,491,474  outstanding  $.001 par value shares of beneficial
  interest (unlimited authorization)                                                                     $1,681,541
====================================================================================================================

NET ASSET VALUE PER SHARE                                                                                     $1.00
====================================================================================================================
*See Note A in Notes to Financial Statements.
*Securities exempt from registration under Rule 144A of the Securities Act of
 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2002, the aggregate value of these securities was $306,585,000, representing 18.2% of net assets.
For key to abbreviations and other references, see page 25.

--------------------------------------------------------------------------------------------------------------------
AT MAY 31, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------------------
                                                                                             AMOUNT              PER
                                                                                              (000)            SHARE
--------------------------------------------------------------------------------------------------------------------
Paid-in Capital                                                                          $1,681,541            $1.00
Undistributed Net Investment Income                                                              --               --
Accumulated Net Realized Gains                                                                   --               --
Unrealized Appreciation                                                                          --               --
--------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                               $1,681,541            $1.00
====================================================================================================================


--------------------------------------------------------------------------------------------------------------------
                                                                                               FACE           MARKET
                                                                        MATURITY             AMOUNT           VALUE*
NEW JERSEY LONG-TERM TAX-EXEMPT FUND                      COUPON            DATE              (000)            (000)
--------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (99.5%)
--------------------------------------------------------------------------------------------------------------------
Atlantic City NJ Board of Educ. GO                         6.00%       12/1/2012(4)           4,600            5,293
Atlantic City NJ Board of Educ. GO                         6.10%       12/1/2015(4)           2,000            2,323
Atlantic City NJ GO                                        5.25%      12/15/2012(4)           1,990            2,131
Atlantic City NJ GO                                        5.25%      12/15/2014(4)           2,190            2,318
Atlantic County NJ Public Fac. COP                         6.00%        3/1/2014(3)           3,685            4,207
Atlantic County NJ Public Fac. COP                         6.00%        3/1/2015(3)           1,480            1,689
Atlantic County NJ Public Fac. COP                         7.40%        3/1/2010(3)           1,755            2,146
Atlantic County NJ Public Fac. COP                         7.40%        3/1/2011(3)           4,025            4,950
Atlantic County NJ Util. Auth. Sewer Rev.                  5.85%       1/15/2015(2)           3,000            3,190
Atlantic County NJ Util. Auth. Sewer Rev.                 6.875%        1/1/2012(2)(ETM)      2,655            3,042
Burlington County NJ Bridge Comm. Rev.                     5.30%       10/1/2013              9,500            9,817
Camden County NJ Improvement Auth. Lease Rev.             5.375%        9/1/2019(4)             850              883
Camden County NJ Improvement Auth. Lease Rev.              5.50%        9/1/2015(4)           1,470            1,574
Camden County NJ Improvement Auth. Lease Rev.              5.50%        5/1/2016              1,140            1,229
Camden County NJ Improvement Auth. Lease Rev.              5.50%        5/1/2017              1,025            1,099
Camden County NJ Improvement Auth. Lease Rev.              5.50%        5/1/2018              1,265            1,349
Camden County NJ Improvement Auth. Lease Rev.              5.50%        5/1/2019              1,335            1,417
Camden County NJ Muni. Util. Auth. Rev.                    0.00%        9/1/2004(3)           8,345            7,883
Camden County NJ Muni. Util. Auth. Rev.                    0.00%        9/1/2005(3)          18,545           16,800
Camden County NJ Muni. Util. Auth. Rev.                    0.00%        9/1/2006(3)          18,545           16,098
Cape May County NJ Muni. Util. Auth. Rev.                  5.75%        1/1/2016(1)          14,675           15,227
Cape May County NJ PCR (Atlantic City Electric)            6.80%        3/1/2021(1)          15,400           18,930
Cherry Hill Township NJ GO                                 6.30%        6/1/2002(Prere.)      2,635            2,688
Delaware River & Bay Auth. NJ Rev.                        5.375%        1/1/2013(2)             750              809
Delaware River & Bay Auth. NJ Rev.                         5.75%        1/1/2029(2)           5,000            5,311
Delaware River Joint Toll Bridge Comm.
  Pennsylvania & New Jersey Rev.                           5.40%        1/1/2013(3)           6,750            7,136
Delaware River Joint Toll Bridge Comm.
  Pennsylvania & New Jersey Rev.                           5.50%        1/1/2026(3)          22,885           23,480
Delaware River Joint Toll Bridge Comm.
  Pennsylvania & New Jersey Rev.                          5.625%        1/1/2013(4)           4,205            4,576
Delaware River Joint Toll Bridge Comm.
  Pennsylvania & New Jersey Rev.                          5.625%        1/1/2026(4)           5,000            5,240
Delaware River Joint Toll Bridge Comm.
  Pennsylvania & New Jersey Rev.                           5.75%        1/1/2022(4)          10,000           10,597
Egg Harbor Township NJ School Dist. GO                     5.00%       7/15/2012(3)           2,640            2,826
Egg Harbor Township NJ School Dist. GO                     5.00%       7/15/2013(3)           2,780            2,952
Egg Harbor Township NJ School Dist. GO                     5.00%       7/15/2020(3)           2,000            2,020
Egg Harbor Township NJ School Dist. GO                     5.00%       7/15/2021(3)           1,400            1,409
Egg Harbor Township NJ School Dist. GO                     5.10%       7/15/2022(3)           2,950            2,985
Essex County NJ Improvement Auth. Lease Rev.               5.50%       12/1/2008(2)           2,560            2,735
Essex County NJ Improvement Auth. Lease Rev.               5.50%       12/1/2013(2)           5,150            5,365
Essex County NJ Improvement Auth. Lease Rev.               5.75%       10/1/2014(3)           3,390            3,748
Essex County NJ Improvement Auth. Lease Rev.               5.75%       10/1/2015(3)           5,090            5,613
Essex County NJ Improvement Auth. Lease Rev.               5.75%       10/1/2030(3)           2,650            2,821
Essex County NJ Improvement Auth. Rev.
  (Pooled Govt. Loan) VRDO                                 1.30%        6/5/2002LOC           1,200            1,200
Essex County NJ Solid Waste Util. Auth.                    0.00%        4/1/2010(4)           1,000              720
Essex County NJ Solid Waste Util. Auth.                   4.875%        4/1/2018(4)           3,500            3,513
Essex County NJ Solid Waste Util. Auth.                    5.60%        4/1/2006(4)(Prere.)   2,200            2,444
Freehold NJ Regional High School Dist. GO                  5.00%        3/1/2014(3)           1,000            1,052


--------------------------------------------------------------------------------------------------------------------
                                                                                               FACE           MARKET
                                                                        MATURITY             AMOUNT           VALUE*
NEW JERSEY LONG-TERM TAX-EXEMPT FUND                      COUPON            DATE              (000)            (000)
--------------------------------------------------------------------------------------------------------------------

Freehold NJ Regional High School Dist. GO                  5.00%        3/1/2016(3)           2,000            2,081
Freehold NJ Regional High School Dist. GO                  5.00%        3/1/2019(3)           2,440            2,501
Gloucester Township NJ GO                                  5.75%       7/15/2010(2)           2,880            3,241
Gloucester Township NJ Muni. Util. Auth. Rev.              5.65%        3/1/2018(2)           2,755            3,040
Hamilton Township NJ Muni. Util. Auth. Rev.                6.00%       8/15/2002(3)(Prere.)   1,000            1,029
Higher Educ. Assistance Auth. of New Jersey
  Student Loan Rev.                                        6.00%        6/1/2013(1)           3,000            3,295
Higher Educ. Assistance Auth. of New Jersey
  Student Loan Rev.                                        6.00%        6/1/2015(1)           5,575            6,034
Higher Educ. Assistance Auth. of New Jersey
  Student Loan Rev.                                        6.10%        6/1/2016(1)           3,000            3,248
Hillsborough Township NJ School Dist. GO                  5.375%       10/1/2013(4)           1,250            1,365
Hillsborough Township NJ School Dist. GO                  5.375%       10/1/2015(4)           1,720            1,866
Hillsborough Township NJ School Dist. GO                  5.375%       10/1/2017(4)             720              776
Hillsborough Township NJ School Dist. GO                  5.375%       10/1/2019(4)           1,720            1,840
Hoboken-Union City-Weehawken NJ Sewerage Auth. Rev.        0.00%        8/1/2003(1)           3,800            3,712
Hoboken-Union City-Weehawken NJ Sewerage Auth. Rev.        0.00%        8/1/2004(1)           3,750            3,550
Hoboken-Union City-Weehawken NJ Sewerage Auth. Rev.        0.00%        8/1/2005(1)           3,805            3,456
Hoboken-Union City-Weehawken NJ Sewerage Auth. Rev.        0.00%        8/1/2006(1)           2,000            1,741
Hoboken-Union City-Weehawken NJ Sewerage Auth. Rev.        6.25%        8/1/2013(1) Y         9,590           11,215
Hopewell Valley NJ Regional School Dist. GO                5.00%       8/15/2013(3)           2,315            2,436
Hudson County NJ Correctional Fac. COP                     6.50%       12/1/2011(1)           9,000            9,135
Hudson County NJ GO                                        6.55%        7/1/2007(3)           1,300            1,486
Hudson County NJ GO                                        6.55%        7/1/2009(3)             635              738
Irvington Township NJ GO                                   0.00%        8/1/2007(1)           1,000              834
Irvington Township NJ GO                                   0.00%        8/1/2009(1)           2,580            1,941
Irvington Township NJ GO                                   0.00%        8/1/2010(1)           2,080            1,484
Jackson Township NJ Board of Educ. GO                     5.375%       4/15/2026(3)           6,885            7,078
Jackson Township NJ Board of Educ. GO                     5.375%       4/15/2027(3)           7,676            7,888
Marlboro Township NJ Board of Educ. GO                     5.00%       7/15/2012              1,005            1,066
Marlboro Township NJ Board of Educ. GO                     5.00%       7/15/2013              1,000            1,053
Marlboro Township NJ Board of Educ. GO                     5.00%       7/15/2014              1,045            1,091
Marlboro Township NJ Board of Educ. GO                     5.25%       7/15/2013(4)           2,625            2,790
Marlboro Township NJ Board of Educ. GO                     5.25%       7/15/2014(4)           2,790            2,949
Marlboro Township NJ Board of Educ. GO                     5.25%       7/15/2018(4)           2,850            2,946
Mercer County NJ Improvement Auth. Library System Rev      6.00%       12/1/2003(Prere.)      1,000            1,080
Mercer County NJ Improvement Auth. Solid Waste Rev.       5.375%       9/15/2012             11,120           11,901
Mercer County NJ Improvement Auth.
  Special Services School Dist. Rev.                       5.75%      12/15/2008              1,165            1,306
Mercer County NJ Improvement Auth.
  Special Services School Dist. Rev.                       5.95%      12/15/2012              4,895            5,605
Middlesex County NJ COP                                    5.00%        8/1/2031(1)           4,000            3,969
Middlesex County NJ COP                                    5.50%        8/1/2015(1)           1,195            1,294
Middlesex County NJ Import Auth. Util. Systems Rev.
  (Perth Amboy)                                            0.00%       9/1/2015(2)            2,000            1,070
Middlesex County NJ Import Auth. Util. Systems Rev.
  (Perth Amboy)                                            0.00%        9/1/2016(2)           3,000            1,513
Middlesex County NJ Import Auth. Util. Systems Rev.
  (Perth Amboy)                                            0.00%        9/1/2018(2)           4,550            2,039
Middlesex County NJ Util. Auth. Sewer Rev.                5.125%       12/1/2016(3)           3,050            3,147
Middlesex County NJ Util. Auth. Sewer Rev.                 5.25%       3/15/2010(2)           1,740            1,838
Middlesex County NJ Util. Auth. Sewer Rev.                5.375%       9/15/2015(2)           3,775            3,938

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

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                                                                                               FACE           MARKET
                                                                        MATURITY             AMOUNT           VALUE*
                                                          COUPON            DATE              (000)            (000)
--------------------------------------------------------------------------------------------------------------------
Middletown Township NJ Board of Educ. GO                   5.00%        8/1/2014(4)           2,735            2,854
Middletown Township NJ Board of Educ. GO                   5.00%        8/1/2015(4)           2,015            2,087
Monmouth County NJ Improvement Auth. Rev.
  (Howell Township Board of Educ.)                         5.80%       7/15/2017(2)           1,180            1,266
Monroe Township NJ Muni. Util. Auth.
  Middlesex County Rev.                                    5.25%        2/1/2013(3)           1,210            1,295
Monroe Township NJ Muni. Util. Auth.
  Middlesex County Rev.                                    5.25%        2/1/2014(3)           1,235            1,314
Montgomery Township NJ School Dist. GO                     5.25%        8/1/2013(1)           1,285            1,393
Montgomery Township NJ School Dist. GO                     5.25%        8/1/2017(1)           1,280            1,350
Montgomery Township NJ School Dist. GO                     5.25%        8/1/2018(1)           1,280            1,341
Mount Laurel Township NJ Muni. Util. Auth.
  Util. System Rev.                                        6.00%        7/1/2004(1)(Prere.)   2,580            2,778
Newark NJ GO                                               5.50%       10/1/2008(2)           1,660            1,827
Newark NJ School Dist. GO                                 5.375%      12/15/2013(1)           2,000            2,182
New Brunswick NJ Housing & Urban Dev. Rev.                 5.75%        7/1/2002(1)(Prere.)  13,200           13,510
New Brunswick NJ Housing & Urban Dev. Rev.                 5.75%        7/1/2024(1)             440              448
New Brunswick NJ Housing & Urban Dev. Rev.                 6.00%        7/1/2012(1)             195              200
New Jersey Econ. Dev. Auth. Lease Rev.
  (Bergen County Administration Complex)                   5.50%      11/15/2012(1)           4,375            4,730
New Jersey Econ. Dev. Auth. Lease Rev.
  (Bergen County Administration Complex)                  5.625%      11/15/2014(1)           4,870            5,262
New Jersey Econ. Dev. Auth. Lease Rev.
  (Bergen County Administration Complex)                   5.75%      11/15/2016(1)           5,440            5,903
New Jersey Econ. Dev. Auth. Lease Rev.
  (Bergen County Administration Complex)                   5.75%      11/15/2018(1)           6,080            6,544
New Jersey Econ. Dev. Auth. Market
  Transition Fac. Rev.                                     5.80%        7/1/2004(1)(Prere.)   1,000            1,091
New Jersey Econ. Dev. Auth. Market
  Transition Fac. Rev.                                    5.875%        7/1/2004(1)(Prere.)  23,175           25,327
New Jersey Econ. Dev. Auth. Natural Gas Fac. Rev.
  (New Jersey Natural Gas) VRDO                            1.65%        6/4/2002(2)           6,400            6,400
New Jersey Econ. Dev. Auth. Rev.
  (Hillcrest Health Service)                               0.00%        1/1/2012(2)           2,500            1,641
New Jersey Econ. Dev. Auth. Rev.
  (Hillcrest Health Service)                               0.00%        1/1/2013(2)           3,000            1,864
New Jersey Econ. Dev. Auth. Rev.
  (Kapkowski Road Landfill-DST Project
  Elizabeth)                                               6.50%        4/1/2028              7,500            8,030
New Jersey Econ. Dev. Auth. Rev.
  (Masonic Charity Foundation)                             5.50%        6/1/2031              1,000            1,016
New Jersey Econ. Dev. Auth. Rev.
  (Masonic Charity Foundation)                            5.875%        6/1/2018              1,250            1,358
New Jersey Econ. Dev. Auth. Rev.
  (Masonic Charity Foundation)                             6.00%        6/1/2025              1,000            1,074
New Jersey Econ. Dev. Auth. Rev. PCR (Exxon) VRDO          1.45%        6/4/2002                300              300
New Jersey Econ. Dev. Auth. Rev. (School Fac.)            5.125%       6/15/2014(2)          11,925           12,564
New Jersey Econ. Dev. Auth. Rev. (School Fac.)             5.25%       6/15/2015(2)          15,995           16,914
New Jersey Econ. Dev. Auth. Rev. (School Fac.)             5.25%       6/15/2016(2)           6,725            7,065
New Jersey Econ. Dev. Auth. Rev. (School Fac.)             5.25%       6/15/2017(2)           7,040            7,349
New Jersey Econ. Dev. Auth. Rev. (School Fac.)             5.50%       6/15/2013(2)           1,700            1,875
New Jersey Econ. Dev. Auth. Rev.
  (St. Barnabas Project)                                   0.00%        7/1/2008(1)           2,305            1,825
New Jersey Econ. Dev. Auth. Rev.
  (St. Barnabas Project)                                   0.00%        7/1/2011(1)           4,650            3,151
New Jersey Econ. Dev. Auth. Rev.
  (St. Barnabas Project)                                   0.00%        7/1/2012(1)           4,550            2,922
New Jersey Econ. Dev. Auth. Rev.
  (St. Barnabas Project)                                   0.00%        7/1/2013(1)           4,500            2,733
New Jersey Econ. Dev. Auth. Rev.
  (St. Barnabas Project)                                   0.00%        7/1/2014(1)           4,210            2,410
New Jersey Econ. Dev. Auth. Rev.
  (Transp. Project)                                        5.25%       5/1/2017(4)           4,500             4,653
New Jersey Econ. Dev. Auth. Rev.
  (Transp. Project)                                       5.875%        5/1/2015(4)           3,465            3,782

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

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                                                                                               FACE           MARKET
                                                                        MATURITY             AMOUNT           VALUE*
NEW JERSEY LONG-TERM TAX-EXEMPT FUND                      COUPON            DATE              (000)            (000)
--------------------------------------------------------------------------------------------------------------------
New Jersey Educ. Fac. Auth. Rev.                           5.00%        3/1/2016(1)           3,845            3,955
New Jersey Educ. Fac. Auth. Rev.                           5.00%        9/1/2019(4)           2,715            2,740
New Jersey Educ. Fac. Auth. Rev.                           5.00%        9/1/2020             11,405           11,435
New Jersey Educ. Fac. Auth. Rev.                           5.75%        9/1/2012              7,595            8,547
New Jersey Educ. Fac. Auth. Rev.                           5.75%        9/1/2016(4)           8,425            9,259
New Jersey Educ. Fac. Auth. Rev.                          5.875%        9/1/2007(2)           5,890            6,601
New Jersey Educ. Fac. Auth. Rev.                          5.875%        9/1/2008(2)           6,165            6,937
New Jersey Educ. Fac. Auth. Rev.
  (New Jersey Institute of Technology)                     5.25%        7/1/2017(1)           1,000            1,044
New Jersey Educ. Fac. Auth. Rev.
  (New Jersey Institute of Technology)                     5.25%        7/1/2018(1)           1,470            1,525
New Jersey Educ. Fac. Auth. Rev.
  (New Jersey Institute of Technology)                     5.25%        7/1/2020(1)           1,725            1,769
New Jersey Educ. Fac. Auth. Rev.
  (New Jersey Institute of Technology)                     6.00%        7/1/2024(1)           1,500            1,603
New Jersey Educ. Fac. Auth. Rev. (Ramapo College)         5.625%        7/1/2019(1)           2,105            2,238
New Jersey Educ. Fac. Auth. Rev. (Rider College)           6.20%        7/1/2002(2)(Prere.)   4,000            4,095
New Jersey Educ. Fac. Auth. Rev. (Rowan Univ.)             5.25%        7/1/2014(3)           2,305            2,471
New Jersey Educ. Fac. Auth. Rev. (Rowan Univ.)             5.25%        7/1/2015(3)           1,880            1,998
New Jersey Educ. Fac. Auth. Rev. (Rowan Univ.)             5.25%        7/1/2016(3)           2,050            2,163
New Jersey Educ. Fac. Auth. Rev. (Rowan Univ.)             5.25%        7/1/2024(3)          11,210           11,364
New Jersey Educ. Fac. Auth. Rev. (Seton Hall Univ.)        5.25%        7/1/2010(2)           1,500            1,628
New Jersey Educ. Fac. Auth. Rev. (Seton Hall Univ.)        5.25%        7/1/2012(2)           1,275            1,367
New Jersey Educ. Fac. Auth. Rev. (Seton Hall Univ.)        5.25%        7/1/2014(2)             500              533
New Jersey Educ. Fac. Auth. Rev. (Seton Hall Univ.)        5.25%        7/1/2015(2)             400              423
New Jersey Educ. Fac. Auth. Rev. (Seton Hall Univ.)        5.25%        7/1/2016(2)             200              210
New Jersey Educ. Fac. Auth. Rev. (Seton Hall Univ.)        5.60%        7/1/2016(1)           1,000            1,050
New Jersey Educ. Fac. Auth. Rev. (Seton Hall Univ.)       5.625%        7/1/2019(1)           3,625            3,785
New Jersey Educ. Fac. Auth. Rev. (Trenton State College)   6.00%        7/1/2012(2)           3,005            3,075
New Jersey Educ. Fac. Auth. Rev.
  (Univ. of Medicine & Dentistry)                          6.50%       12/1/2012(1)           4,000            4,669
New Jersey Educ. Fac. Auth. Rev. (William Patterson)       5.20%        7/1/2015(3)             755              790
New Jersey Educ. Fac. Auth. Rev. (William Patterson)       5.25%        7/1/2016(3)             805              841
New Jersey Educ. Fac. Auth. Rev. (William Patterson)       5.30%        7/1/2017(3)             250              261
New Jersey Educ. Fac. Auth. Rev. (William Patterson)      5.375%        7/1/2018(3)             905              944
New Jersey Educ. Fac. Auth. Rev. (William Patterson)      5.375%        7/1/2019(3)             360              374
New Jersey Environmental Infrastructure Trust
  Wastewater Treatment Rev.                                 .00%        9/1/2017              1,525            1,556
New Jersey Environmental Infrastructure Trust
  Wastewater Treatment Rev.                                .125%        9/1/2015              5,090            5,339
New Jersey Health Care Fac. Financing Auth. Rev.
  (Atlantic City Medical Center)                           5.75%        7/1/2025              5,000            5,061
New Jersey Health Care Fac. Financing Auth. Rev.
  (Atlantic City Medical Center)                           6.00%        7/1/2008              2,530            2,750
New Jersey Health Care Fac. Financing Auth. Rev.
  (Atlantic City Medical Center)                           6.25%        7/1/2017              1,000            1,076
New Jersey Health Care Fac. Financing Auth. Rev.
  (Community Medical Center/Kimball Medical Center/
  Kensington Manor Care Center)                            5.00%        7/1/2010(4)           4,695            4,964
New Jersey Health Care Fac. Financing Auth. Rev.
  (Community Medical Center/Kimball Medical Center/
   Kensington Manor Care Center)                           5.25%        7/1/2009(4)           5,500            5,948

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

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                                                                                               FACE           MARKET
                                                                        MATURITY             AMOUNT           VALUE*
                                                          COUPON            DATE              (000)            (000)
--------------------------------------------------------------------------------------------------------------------
New Jersey Health Care Fac. Financing Auth. Rev.
  (Community Medical Center/Kimball Medical Center/
  Kensington Manor Care Center)                            5.25%        7/1/2012(4)           1,500            1,589
New Jersey Health Care Fac. Financing Auth. Rev.
  (Hackensack Univ. Medical Center)                        5.00%        1/1/2028(1)           6,000            5,898
New Jersey Health Care Fac. Financing Auth. Rev.
  (Hackensack Univ. Medical Center)                       5.375%        1/1/2013(1)           2,355            2,492
New Jersey Health Care Fac. Financing Auth. Rev.
  (Hackensack Univ. Medical Center)                       5.375%        1/1/2014(1)           2,965            3,122
New Jersey Health Care Fac. Financing Auth. Rev.
  (Holy Name Hosp.)                                        5.25%        7/1/2020(2)           4,100            4,165
New Jersey Health Care Fac. Financing Auth. Rev.
  (Jersey Shore Medical Center)                            6.20%        7/1/2004(2)(Prere.)   1,755            1,928
New Jersey Health Care Fac. Financing Auth. Rev.
  (Jersey Shore Medical Center)                            6.20%        7/1/2013(2)           1,345            1,458
New Jersey Health Care Fac. Financing Auth. Rev.
  (Jersey Shore Medical Center)                            6.20%        7/1/2014(2)           1,320            1,431
New Jersey Health Care Fac. Financing Auth. Rev.
  (Jersey Shore Medical Center)                            6.25%        7/1/2004(2)(Prere.)   1,140            1,254
New Jersey Health Care Fac. Financing Auth. Rev.
  (Jersey Shore Medical Center)                            6.25%        7/1/2016(2)             860              934
New Jersey Health Care Fac. Financing Auth. Rev.
  (Mercer Medical Center)                                  6.50%        7/1/2010(1)           6,000            6,143
New Jersey Health Care Fac. Financing Auth. Rev.
  (Meridian Health System Obligated Group)                 5.25%        7/1/2029(4)          13,450           13,520
New Jersey Health Care Fac. Financing Auth. Rev.
  (Meridian Health System Obligated Group)                5.625%        7/1/2013(4)           7,355            7,994
New Jersey Health Care Fac. Financing Auth. Rev.
  (Mountainside Hosp.)                                     5.35%        7/1/2007(1)           3,215            3,381
New Jersey Health Care Fac. Financing Auth. Rev.
  (Newark Beth Israel Medical Center)                      6.00%        7/1/2004(4)(Prere.)   8,500            9,304
New Jersey Health Care Fac. Financing Auth. Rev.
  (Riverside Medical Center)                               6.25%        7/1/2010(2)           2,935            3,400
New Jersey Health Care Fac. Financing Auth. Rev.
  (Society of the Valley Hosp.)                           6.625%        7/1/2010(1)           2,460            2,470
New Jersey Health Care Fac. Financing Auth. Rev.
  (South Jersey Hosp.)                                    5.875%        7/1/2021*             2,500            2,491
New Jersey Health Care Fac. Financing Auth. Rev.
  (South Jersey Hosp.)                                     6.00%        7/1/2026*             3,500            3,508
New Jersey Health Care Fac. Financing Auth. Rev.
  (St. Barnabas Health Care)                               0.00%        7/1/2021(1)           3,000            1,128
New Jersey Health Care Fac. Financing Auth. Rev.
  (St. Barnabas Health Care)                               4.75%        7/1/2028(1)           6,500            6,111
New Jersey Health Care Fac. Financing Auth. Rev.
  (St. Barnabas Health Care)                               5.25%        7/1/2013(1)           3,000            3,173
New Jersey Health Care Fac. Financing Auth. Rev.
  (St. Barnabas Health Care)                               5.25%        7/1/2016(1)           3,300            3,427
New Jersey Health Care Fac. Financing Auth. Rev.
  (St. Clares Riverside Medical Center)                    5.75%        7/1/2014(1)           8,500            9,078
New Jersey Health Care Fac. Financing Auth. Rev.
  (Virtua Health)                                          5.25%        7/1/2014(4)          11,000           11,586
New Jersey Higher Educ. Assistance Auth.
  Student Loan Rev.                                        4.95%        6/1/2010(2)           6,280            6,573
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                                                                                               FACE           MARKET
                                                                        MATURITY             AMOUNT           VALUE*
NEW JERSEY LONG-TERM TAX-EXEMPT FUND                      COUPON            DATE              (000)            (000)
--------------------------------------------------------------------------------------------------------------------
New Jersey Higher Educ. Assistance Auth.
  Student Loan Rev.                                        5.05%        6/1/2011(2)           5,065            5,295
New Jersey Higher Educ. Assistance Auth.
  Student Loan Rev.                                        5.05%        6/1/2012(1)           1,000            1,047
New Jersey Higher Educ. Assistance Auth.
  Student Loan Rev.                                        5.10%        6/1/2013(1)           2,255            2,353
New Jersey Higher Educ. Assistance Auth.
  Student Loan Rev.                                       5.125%        6/1/2014(1)           1,300            1,350
New Jersey Higher Educ. Assistance Auth.
  Student Loan Rev.                                        5.15%        6/1/2012(2)           5,215            5,440
New Jersey Higher Educ. Assistance Auth.
  Student Loan Rev.                                        5.20%        6/1/2013(2)           8,185            8,507
New Jersey Higher Educ. Assistance Auth.
  Student Loan Rev.                                        5.25%        6/1/2018(1)             705              721
New Jersey Highway Auth. Rev. (Garden State Parkway)       5.50%       1/1/2013(3)           10,000           10,993
New Jersey Highway Auth. Rev. (Garden State Parkway)       5.50%        1/1/2014(3)           7,500            8,242
New Jersey Highway Auth. Rev. (Garden State Parkway)       5.50%        1/1/2015(3)           7,500            8,222
New Jersey Highway Auth. Rev. (Garden State Parkway)       5.50%        1/1/2016(3)           2,000            2,187
New Jersey Highway Auth. Rev. (Garden State Parkway)       5.60%        1/1/2017(3)           7,535            8,107
New Jersey Highway Auth. Rev. (Garden State Parkway)       6.20%        1/1/2010(2)          20,000           22,839
New Jersey Housing & Mortgage Finance Agency
  Multi-Family Housing Rev.                                5.70%        5/1/2020(4)           5,000            5,232
New Jersey Housing & Mortgage Finance Agency Rev.
  (Home Buyer)                                             5.40%       10/1/2020(1)           1,630            1,687
New Jersey Sports & Exposition Auth. Rev.                  5.50%        3/1/2017(1)           5,755            6,266
New Jersey Sports & Exposition Auth. Rev.                  6.50%        3/1/2013(1)          10,000           11,665
New Jersey Sports & Exposition Auth. Rev. VRDO             1.30%        6/6/2002(1)           4,600            4,600
New Jersey Transp. Corp. COP                               5.50%       9/15/2012(2)          20,000           22,100
New Jersey Transp. Corp. COP                               5.75%       9/15/2014(2)           2,000            2,211
New Jersey Transp. Corp. COP                               6.00%       9/15/2013(2)          10,000           11,119
New Jersey Transp. Trust Fund Auth. Rev.                   5.50%       6/15/2013(1)           3,000            3,190
New Jersey Transp. Trust Fund Auth. Rev.                   5.75%       6/15/2020              5,000            5,543
New Jersey Transp. Trust Fund Auth. Rev.                   6.00%       6/15/2007(2)(Prere.)  31,280           35,717
New Jersey Transp. Trust Fund Auth. Rev.                   6.00%       6/15/2010(Prere.)      5,000            5,704
New Jersey Transp. Trust Fund Auth. Rev.                   6.00%      12/15/2016(1)           2,000            2,255
New Jersey Transp. Trust Fund Auth. Rev.                   6.00%      12/15/2017(1)          15,000           16,865
New Jersey Transp. Trust Fund Auth. Rev.                   6.00%      12/15/2018(1)          13,000           14,563
New Jersey Transp. Trust Fund Auth. Rev.                   6.00%      12/15/2019(1)           5,000            5,585
New Jersey Turnpike Auth. Rev.                            5.375%        1/1/2020(1)           3,500            3,613
New Jersey Turnpike Auth. Rev.                             5.50%        1/1/2025(1)           1,800            1,864
New Jersey Turnpike Auth. Rev.                             5.75%        1/1/2016(1)           2,285            2,496
New Jersey Turnpike Auth. Rev.                             5.75%        1/1/2017(1)          10,000           10,876
New Jersey Turnpike Auth. Rev.                             6.00%        1/1/2013(1)           1,000            1,141
New Jersey Turnpike Auth. Rev.                             6.50%        1/1/2013(1)          20,000           23,634
New Jersey Turnpike Auth. Rev.                             6.50%        1/1/2016(1)          28,270           33,809
New Jersey Turnpike Auth. Rev. VRDO                        1.30%        6/5/2002(3) LOC       4,000            4,000
New Jersey Water Supply Auth. Delaware &
  Raritan Water System Rev.                               5.375%       11/1/2010(1)           2,230            2,396
New Jersey Water Supply Auth. Delaware &
  Raritan Water System Rev.                               5.375%       11/1/2011(1)           2,345            2,506
New Jersey Water Supply Auth. Delaware &
  Raritan Water System Rev.                               5.375%       11/1/2013(1)           2,600            2,747
North Bergen Township NJ GO                                8.00%       8/15/2006(4)           1,885            2,242
North Hudson NJ Sewer Auth. Rev.                          5.125%        8/1/2008(3)           2,000            2,133
North Hudson NJ Sewer Auth. Rev.                          5.125%        8/1/2022(3)           4,000            4,026
North Hudson NJ Sewer Auth. Rev.                           5.25%        8/1/2016(3)          14,360           14,839
North Jersey Water Dist. Rev. (Wanaque South Project)      6.00%        7/1/2012(1)          10,125           10,749
Ocean County NJ Util. Auth. Wastewater Rev.                5.00%        1/1/2014              5,000            5,256
Ocean County NJ Util. Auth. Wastewater Rev.                5.25%        1/1/2017              2,665            2,783

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

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                                                                                               FACE           MARKET
                                                                        MATURITY             AMOUNT           VALUE*
                                                          COUPON            DATE              (000)            (000)
--------------------------------------------------------------------------------------------------------------------
Ocean County NJ Util. Auth. Wastewater Rev.                5.25%        1/1/2018              2,345            2,432
Ocean County NJ Util. Auth. Wastewater Rev.                6.30%        1/1/2005(Prere.)      2,215            2,432
Ocean County NJ Util. Auth. Wastewater Rev.                6.35%        1/1/2005(Prere.)      4,875            5,358
Ocean County NJ Util. Auth. Wastewater Rev.                6.60%        1/1/2018(3)(ETM)      2,500            2,970
Old Bridge Township NJ Muni. Util. Auth. Rev.              6.25%       11/1/2016(3)           1,400            1,452
Old Bridge Township NJ Muni. Util. Auth. Rev.              6.40%       11/1/2009(3)           3,000            3,117
Passaic Valley NJ Sewer Comm. Rev.                         5.75%       12/1/2008(2)           4,450            4,625
Passaic Valley NJ Sewer Comm. Rev.                         5.75%       12/1/2013(2)           4,000            4,141
Plainfield NJ Board of Educ. GO                            5.00%        8/1/2020(4)           1,500            1,512
Plainfield NJ GO                                           6.25%       7/15/2002(2)(Prere.)   6,930            7,108
Port Auth. of New York & New Jersey Rev.                   5.00%        8/1/2015              3,370            3,383
Port Auth. of New York & New Jersey Rev.                   5.00%       10/1/2027(4)           3,000            2,968
Port Auth. of New York & New Jersey Rev.                  5.125%      11/15/2012(3)           2,500            2,621
Port Auth. of New York & New Jersey Rev.                  5.125%      11/15/2013(3)           5,735            5,980
Port Auth. of New York & New Jersey Rev.                  5.125%      11/15/2014(3)           6,025            6,244
Port Auth. of New York & New Jersey Rev.                  5.125%      10/15/2030(1)          15,000           14,877
Port Auth. of New York & New Jersey Rev.                   5.20%       7/15/2021(2)           3,250            3,282
Port Auth. of New York & New Jersey Rev.                  5.375%       7/15/2022(3)          15,000           15,330
Port Auth. of New York & New Jersey Rev.                  5.875%       9/15/2015(3)          10,000           10,767
Rutgers State Univ. NJ                                     6.40%        5/1/2013              3,000            3,473
Rutgers State Univ. NJ VRDO                                1.45%        6/4/2002              9,800            9,800
Salem County NJ Financing Auth. PCR (PSEG Power)           5.75%        4/1/2031              2,500            2,434
Salem County NJ PCR (Atlantic City Electric Co.) VRDO      1.35%        6/5/2002(1)           3,000            3,000
South Brunswick Township NJ Board of Educ. GO              5.25%        8/1/2020(3)           1,785            1,817
South Brunswick Township NJ Board of Educ. GO              5.25%        8/1/2022(3)           3,000            3,043
South Brunswick Township NJ Board of Educ. GO              6.40%        8/1/2005(3)(Prere.)   2,205            2,450
South Jersey Transp. Auth. New Jersey
  Transp. System Rev.                                      5.00%       11/1/2029(2)          12,600           12,451
South Jersey Transp. Auth. New Jersey
  Transp. System Rev.                                      5.25%       11/1/2013(2)           4,000            4,276
South Jersey Transp. Auth. New Jersey
  Transp. System Rev.                                      5.25%       11/1/2014(2)           4,125            4,385
South Jersey Transp. Auth. New Jersey
  Transp. System Rev.                                      5.90%       11/1/2006(1)           1,470            1,524
South Jersey Transp. Auth. New Jersey
  Transp. System Rev.                                      5.90%       11/1/2007(1)           1,090            1,130
South Jersey Transp. Auth. New Jersey
  Transp. System Rev.                                      6.00%       11/1/2002(1)(Prere.)   3,005            3,120
South Jersey Transp. Auth. New Jersey
  Transp. System Rev.                                      6.00%       11/1/2012(1)           2,245            2,328
Stafford NJ Muni. Util. Auth. Water & Sewer Rev.           5.50%        6/1/2011(3)           3,100            3,429
Sussex County NJ Muni. Util. Auth. Solid Waste Rev.        5.75%       12/1/2009(1)          19,820           20,599
Sussex County NJ Muni. Util. Auth. Waste Water Rev.        5.25%       12/1/2008(1)             850              903
Toms River NJ School Dist. GO                              5.00%       1/15/2020(4)           1,510            1,524
Toms River NJ School Dist. GO                              5.00%       1/15/2021(4)           1,600            1,609
Union County NJ Improvement Auth. Rev.
  (Plainfield Board of Educ.)                              5.80%        8/1/2007(3)(Prere.)   4,000            4,506
Union County NJ Util. Auth. Rev. (Ogden Martin)            5.25%        6/1/2006(2)           5,375            5,769
Union County NJ Util. Auth. Rev. (Ogden Martin)           5.375%        6/1/2011(2)           8,375            8,921
Union County NJ Util. Auth. Rev. (Ogden Martin)           5.375%        6/1/2012(2)           8,995            9,527
Union County NJ Util. Auth. Rev. (Ogden Martin)           5.375%        6/1/2013(2)           9,445            9,963
Univ. of Medicine & Dentistry NJ Rev.                     5.375%       12/1/2015(2)           2,325            2,500
Univ. of Medicine & Dentistry NJ Rev.                     5.375%       12/1/2016(2)           1,110            1,185
Univ. of Medicine & Dentistry NJ Rev.                      5.50%       12/1/2018(2)           1,250            1,334
Univ. of Medicine & Dentistry NJ Rev.                      5.50%       12/1/2019(2)           3,000            3,187
Univ. of Medicine & Dentistry NJ Rev.                      5.50%       12/1/2020(2)           3,675            3,882
Univ. of Medicine & Dentistry NJ Rev.                      5.50%       12/1/2021(2)           2,000            2,104
Univ. of Medicine & Dentistry NJ Rev.                      5.50%       12/1/2023(2)           7,330            7,675
Univ. of Medicine & Dentistry NJ Rev.                      5.50%       12/1/2027(2)          10,100           10,527


--------------------------------------------------------------------------------------------------------------------
                                                                                               FACE           MARKET
                                                                        MATURITY             AMOUNT           VALUE*
NEW JERSEY LONG-TERM TAX-EXEMPT FUND                      COUPON            DATE              (000)            (000)
--------------------------------------------------------------------------------------------------------------------
Vernon Township NJ School Dist. GO                         5.25%       12/1/2014(3)           1,200            1,272
Vernon Township NJ School Dist. GO                         5.30%       12/1/2015(3)           1,200            1,267
Vernon Township NJ School Dist. GO                        5.375%       12/1/2016(3)           1,200            1,267
Vernon Township NJ School Dist. GO                        5.375%       12/1/2017(3)           1,200            1,261
Vernon Township NJ School Dist. GO                        5.375%       12/1/2018(3)           1,200            1,254
West Orange NJ Board of Educ. COP                         5.625%       10/1/2019(1)           2,500            2,668
West Orange NJ Board of Educ. COP                         5.625%       10/1/2029(1)           2,000            2,096
West Orange NJ Board of Educ. COP                          6.00%       10/1/2024(1)           1,000            1,086
Outside New Jersey:
Guam Govt. Ltd. Obligation Infrastructure
  Improvement Rev.                                        5.125%       11/1/2011(2)           3,400            3,634
Puerto Rico Electric Power Auth. Rev.                      5.25%        7/1/2017(1)           3,200            3,332
Puerto Rico GO                                             5.00%        7/1/2013(3)           4,000            4,468
Puerto Rico GO                                             5.00%        7/1/2014(3)           2,000            2,232
Puerto Rico GO                                             5.00%        7/1/2018(1)          11,500           11,737
Puerto Rico GO                                             5.00%        7/1/2024(1)           2,910            2,910
Puerto Rico GO                                             5.00%        7/1/2024(4)          10,000           10,000
Puerto Rico GO                                             5.50%        7/1/2017              5,000            5,468
Puerto Rico GO                                             5.50%        7/1/2018              5,000            5,366
Puerto Rico Govt. Dev. Bank VRDO                           1.00%        6/5/2002(1)           1,000            1,000
Puerto Rico Housing Finance Corp. Home Mortgage Rev.       5.30%       12/1/2028              3,000            2,968
Puerto Rico Infrastructure Financing Auth. Special
  Tax Rev.                                                 5.00%        7/1/2021(2)           8,000            8,055
Puerto Rico Muni. Finance Agency                           5.50%        8/1/2019(4)           2,000            2,114
Puerto Rico Public Buildings Auth. Govt. Fac. Rev.         0.00%        7/1/2002(3)           4,000            3,995
Puerto Rico Public Buildings Auth. Govt. Fac. Rev.         5.50%        7/1/2014              5,000            5,447
Puerto Rico Public Buildings Auth. Govt. Fac. Rev.         5.50%        7/1/2015              4,150            4,505
Puerto Rico Public Buildings Auth. Govt. Fac. Rev.         5.50%        7/1/2016              3,000            3,248
Puerto Rico Public Buildings Auth. Govt. Fac. Rev.         5.75%        7/1/2017              2,000            2,211
--------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
   (COST $1,413,142)                                                                                       1,498,564
--------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.5%)
--------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                         26,765
Liabilities                                                                                                 (19,772)
                                                                                                        ------------
                                                                                                              6,993
                                                                                                        ------------
--------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                        $1,505,557
====================================================================================================================

*See Note A in Notes to Financial Statements.
*Securities purchased on a when-issued or delayed delivery basis for which the fund has not taken delivery as of May 31, 2002.
YSecurity segregated as initial margin for open futures contracts.
For key to abbreviations and other references, see page 25.


--------------------------------------------------------------------------------------------------------------------
                                                                                                              AMOUNT
                                                                                                               (000)
--------------------------------------------------------------------------------------------------------------------
AT MAY 31, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------------------
Paid-in Capital                                                                                          $1,419,509
Undistributed Net Investment Income                                                                              --
Accumulated Net Realized Gains                                                                                   58
Unrealized Appreciation--Note F
  Investment Securities                                                                                      85,422
  Futures Contracts                                                                                             568
--------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                               $1,505,557
====================================================================================================================

Investor Shares--Net Assets
Applicable  to  78,022,327  outstanding  $.001  par value  shares of  beneficial
  interest (unlimited authorization)                                                                       $933,067
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--INVESTOR SHARES                                                                   $11.96
====================================================================================================================

Admiral Shares--Net Assets
Applicable  to  47,871,161  outstanding  $.001  par value  shares of  beneficial
interest (unlimited authorization)                                                                         $572,490
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--ADMIRAL SHARES $11.96
====================================================================================================================


KEY TO ABBREVIATIONS

BAN--Bond Anticipation Note.
COP--Certificate of Participation.
CP--Commercial Paper.
GAN--Grant Anticipation Note.
GO--General Obligation Bond.
PCR--Pollution Control Revenue Bond.
PUT--Put Option Obligation.
TOB--Tender Option Bond.
TRAN--Tax Revenue Anticipation Note.
VRDO--Variable Rate Demand Obligation.
(ETM)--Escrowed to Maturity.
(Prere.)--Prerefunded.

Scheduled principal and interest payments are guaranteed by:

(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).

The insurance does not guarantee the market value of the municipal bonds.

LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.

STATEMENT OF OPERATIONS

This Statement shows interest income earned by each fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period. For money market funds, Realized Net Gain (Loss) should always be minimal, and Unrealized Appreciation (Depreciation) should be zero.

--------------------------------------------------------------------------------
                                               NEW JERSEY            NEW JERSEY
                                               TAX-EXEMPT             LONG-TERM
                                        MONEY MARKET FUND       TAX-EXEMPT FUND
                                        ----------------------------------------
                                                SIX MONTHS ENDED MAY 31, 2002
                                        ----------------------------------------
                                                    (000)                 (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Interest                                        $12,281              $36,501
--------------------------------------------------------------------------------
    Total Income                                   12,281               36,501
--------------------------------------------------------------------------------
EXPENSES
  The Vanguard Group--Note B
    Investment Advisory Services                       87                   77
    Management and Administrative--Investor Shares    989                  660
    Management and Administrative--Admiral Shares*     --                  224
    Marketing and Distribution--Investor Shares       171                   84
    Marketing and Distribution--Admiral Shares*        --                   28
  Custodian Fees                                        3                    8
  Auditing Fees                                         4                    6
  Shareholders' Reports--Investor Shares               43                   38
  Shareholders' Reports--Admiral Shares*               --                    4
  Trustees' Fees and Expenses                           1                    1
--------------------------------------------------------------------------------
    Total Expenses                                  1,298                1,130
    Expenses Paid Indirectly--Note C                   --                 (100)
--------------------------------------------------------------------------------
    Net Expenses                                    1,298                1,030
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                              10,983               35,471
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
--------------------------------------------------------------------------------
  Investment Securities Sold                           31                1,586
  Futures Contracts                                    --                 (564)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                               31                1,022
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
--------------------------------------------------------------------------------
  Investment Securities                                --                7,389
  Futures Contracts                                    --                  620
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)       --                8,009
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                 $11,014              $44,502
================================================================================
*The New Jersey Tax-Exempt Money Market Fund does not offer Admiral Shares.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

-----------------------------------------------------------------------------------------------------------
                                                       NEW JERSEY                       NEW JERSEY
                                                       TAX-EXEMPT                   INSURED LONG-TERM
                                                    MONEY MARKET FUND                TAX-EXEMPT FUND
                                               ----------------------------   -----------------------------
                                                 SIX MONTHS            YEAR     SIX MONTHS            YEAR
                                                      ENDED           ENDED          ENDED           ENDED
                                               MAY 31, 2002   NOV. 30, 2001   MAY 31, 2002   NOV. 30, 2001
                                                      (000)           (000)          (000)           (000)
-----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                            $ 10,983        $ 40,580       $ 35,471        $ 67,184
  Realized Net Gain (Loss)                               31              15          1,022           3,728
  Change in Unrealized Appreciation (Depreciation)       --              --          8,009          38,263
-----------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                      11,014           40,595        44,502         109,175
-----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
    Investor Shares                                 (10,983)        (40,580)       (23,085)        (56,846)
    Admiral Shares*                                      --              --        (12,386)        (10,338)
  Realized Capital Gain
    Investor Shares                                      --              --         (1,886)             --
    Admiral Shares*                                      --              --           (954)             --
-----------------------------------------------------------------------------------------------------------
    Total Distributions                             (10,983)        (40,580)       (38,311)        (67,184)
-----------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE H
  Investor Shares                                   132,558         121,587        (24,236)       (320,828)
  Admiral Shares*                                        --              --         93,650         473,936
-----------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) from
      Capital Share Transactions                    132,558         121,587         69,414         153,108
-----------------------------------------------------------------------------------------------------------
  Total Increase (Decrease)                         132,589         121,602         75,605         195,099
-----------------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                             1,548,952       1,427,350      1,429,952       1,234,853
-----------------------------------------------------------------------------------------------------------
  End of Period                                  $1,681,541      $1,548,952     $1,505,557      $1,429,952
===========================================================================================================
 *The New Jersey Tax-Exempt Money Market Fund does not offer Admiral Shares.
**Includes fiscal 2002 short-term gain distributions totaling $321,000.Short-term gain distributions are treated as ordinary income for tax purposes.

FINANCIAL HIGHLIGHTS

This table summarizes each fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year. Money market funds are not required to report a Portfolio Turnover Rate.

NEW-JERSEY MONEY MARKET FUND
----------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED NOVEMBER 30,
FOR A SHARE OUTSTANDING                          SIX MONTHS ENDED ----------------------------------------
THROUGHOUT EACH PERIOD                               MAY 31, 2002    2001    2000    1999    1998    1997
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $1.00    $1.00   $1.00   $1.00   $1.00   $1.00
----------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                      .007    .028    .036    .028    .031    .033
  Net Realized and Unrealized Gain (Loss) on Investments       --      --      --      --      --      --
----------------------------------------------------------------------------------------------------------
    Total from Investment Operations                         .007    .028    .036    .028    .031    .033
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                      (.007)  (.028)  (.036)  (.028)  (.031)  (.033)
  Distributions from Realized Capital Gains                    --      --      --      --      --      --
----------------------------------------------------------------------------------------------------------
    Total Distributions                                     (.007)  (.028)  (.036)  (.028)  (.031)  (.033)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                              $1.00   $1.00   $1.00   $1.00   $1.00   $1.00
==========================================================================================================

TOTAL RETURN                                                0.68%   2.80%   3.68%   2.86%   3.18%   3.32%
==========================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                     $1,682  $1,549  $1,427  $1,263  $1,179  $1,016
  Ratio of Total Expenses to
    Average Net Assets                                     0.16%*   0.18%   0.18%   0.20%   0.20%   0.20%
  Ratio of Net Investment Income to
    Average Net Assets                                     1.36%*   2.74%   3.62%   2.82%   3.12%   3.27%
==========================================================================================================
*Annualized.



NEW-JERSEY LONG-TERM TAX-EXEMPT FUND INVESTOR SHARES
----------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED NOVEMBER 30,
FOR A SHARE OUTSTANDING                          SIX MONTHS ENDED ----------------------------------------
THROUGHOUT EACH PERIOD                               MAY 31, 2002    2001    2000    1999    1998    1997
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $11.91  $11.52  $11.19  $11.98  $11.72  $11.64
----------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                      .290    .581    .599    .590    .599    .608
  Net Realized and Unrealized Gain (Loss) on Investments     .074    .390    .330   (.738)   .271    .112
----------------------------------------------------------------------------------------------------------
    Total from Investment Operations                         .364    .971    .929   (.148)   .870    .720
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                      (.290)  (.581)  (.599)  (.590)  (.599)  (.608)
  Distributions from Realized Capital Gains                 (.024)     --      --   (.052)  (.011)  (.032)
----------------------------------------------------------------------------------------------------------
    Total Distributions                                     (.314)  (.581)  (.599)  (.642)  (.610)  (.640)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $11.96  $11.91  $11.52  $11.19  $11.98  $11.72
==========================================================================================================

TOTAL RETURN                                                3.11%   8.55%   8.57%  -1.31%   7.59%   6.40%
==========================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                       $933    $954  $1,235  $1,155  $1,112    $940
  Ratio of Total Expenses to
    Average Net Assets                                     0.17%*   0.20%   0.19%   0.19%   0.20%   0.18%
  Ratio of Net Investment Income to
    Average Net Assets                                       11%*      8%    14%      11%     14%     13%
==========================================================================================================
*Annualized.



NEW JERSEY LONG-TERM TAX-EXEMPT FUND ADMIRAL SHARES
--------------------------------------------------------------------------------
                                                SIX MONTHS ENDED      MAY 14* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD       MAY 31, 2002    NOV 30, 2001
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $11.91         $11.76
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                     .293           .318
  Net Realized and Unrealized Gain (Loss)
    on Investments                                          .074           .150
--------------------------------------------------------------------------------
    Total from Investment Operations                        .367           .468
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                     (.293)         (.318)
  Distributions from Realized Capital Gains                (.024)             --
--------------------------------------------------------------------------------
    Total Distributions                                    (.317)         (.318)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $11.96          $11.91
================================================================================

TOTAL RETURN                                                3.13%          4.00%
================================================================================

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)                         $572           $476
Ratio of Total Expenses to Average Net Assets             0.13%**        0.15%**
Ratio of Net Investment Income to Average Net Assets      4.96%**        4.84%**
Portfolio Turnover Rate                                     11%**             8%
================================================================================
 *Inception.
**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard New Jersey Tax-Exempt Funds comprise the New Jersey Tax-Exempt Money Market Fund and the New Jersey Long-Term Tax-Exempt Fund (formerly known as New Jersey Insured Long-Term Tax-Exempt Fund), each of which is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Each fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of New Jersey.
     The Long-Term Tax-Exempt Fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares were first issued on May 14, 2001, and are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The funds consistently follow such policies in preparing their financial statements.
     1. Security Valuation: Tax-Exempt Money Market Fund: Investment securities are valued at amortized cost, which approximates market value. Long-Term Tax-Exempt Fund: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.
     2. Federal Income Taxes: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.
     3. Futures Contracts: The Long-Term Tax-Exempt Fund may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.
     Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).
     4. Distributions: Dividends from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.
     5. Other: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and Distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the board of trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At May 31, 2002, the funds had contributed capital to Vanguard (included in Other Assets) of:

-------------------------------------------------------------------------------------------------------------------
                                                        CAPITAL CONTRIBUTION      PERCENTAGE          PERCENTAGE OF
                                                                 TO VANGUARD         OF FUND             VANGUARD'S
NEW JERSEY TAX-EXEMPT FUND                                             (000)      NET ASSETS         CAPITLAIZATION
-------------------------------------------------------------------------------------------------------------------
Money Market                                                            $304           0.02%                  0.30%
Long-Term                                                                268            0.02                   0.27
-------------------------------------------------------------------------------------------------------------------

The funds' trustees and officers are also directors and officers of Vanguard.

C. The funds' investment adviser may direct new issue purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the fund part of the underwriting fees generated. Such rebates or credits are used solely to reduce the funds' management and administrative expenses. The funds' custodian bank has also agreed to reduce its fees when the funds maintain cash on deposit in their non-interest-bearing custody accounts. For the six months ended May 31, 2002, these arrangements reduced the Long-Term Tax-Exempt Fund's management and administrative expenses by $95,000 and custodian fees by $5,000. The total expense reduction represented an effective annual rate of 0.01% of the fund's average net assets.

D. During the six months  ended May 31,  2002,  the  Long-Term  Tax-Exempt  Fund
purchased   $139,207,000  of  investment  securities  and  sold  $74,621,000  of investment securities, other than temporary cash investments.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. The Long-Term Tax-Exempt Fund had realized losses totaling $988,000 through November 30, 2001, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes (see Note F).

F. At May 31, 2002, net unrealized appreciation of Long-Term Tax-Exempt Fund investment securities for federal income tax purposes was $84,434,000, consisting of unrealized gains of $84,958,000 on securities that had risen in value since their purchase and $524,000 on securities that had fallen in value since their purchase (see Note E).

At May 31, 2002, the aggregate settlement value of open futures contracts expiring through June 2002 and the related unrealized appreciation were:

-------------------------------------------------------------------------------------------------------------------
                                                                                                 (000)
                                                                                    -------------------------------
                                                                     NUMBER OF        AGGREGATE         UNREALIZED
                                                                  LONG (SHORT)       SETTLEMENT        APPRECIATION
NEW JERSEY TAX-EXEMPT FUND/FUTURES CONTRACTS                         CONTRACTS            VALUE      (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------------
Long-Term/Municipal Bond Index                                             150          $15,698                $568
-------------------------------------------------------------------------------------------------------------------

Unrealized appreciation on open futures contracts is required to be treated as realized gain for tax purposes.


G. Capital share transactions for each class of shares were:

---------------------------------------------------------------------------------------------------
                                                     SIX MONTHS ENDED              YEAR ENDED
                                                        MAY 31, 2002            NOVEMBER 30, 2001
                                                ------------------------- -------------------------
                                                     AMOUNT       SHARES       AMOUNT       SHARES
NEW JERSEY TAX-EXEMPT FUND                            (000)        (000)        (000)        (000)
---------------------------------------------------------------------------------------------------
MONEY MARKET
  Issued                                          $ 752,308      752,308  $ 1,189,610    1,189,610
  Issued in Lieu of Cash Distributions               10,510       10,510       38,983       38,983
  Redeemed                                         (630,260)    (630,260)  (1,107,006)  (1,107,006)
                                                ---------------------------------------------------
    Net Increase (Decrease)--Investor Shares        132,558      132,558      121,587      121,587
---------------------------------------------------------------------------------------------------
INSURED LONG-TERM
Investor Shares
  Issued                                          $ 115,288        9,718    $ 286,220       24,054
  Issued in Lieu of Cash Distributions               18,807        1,585       41,466        3,486
  Redeemed                                         (158,331)     (13,358)    (648,514)     (54,648)
                                                ---------------------------------------------------
    Net Increase (Decrease)--Investor Shares        (24,236)      (2,055)    (320,828)     (27,108)
                                                ---------------------------------------------------
ADMIRAL SHARES
  Issued                                            147,996       12,478      511,122       43,089
  Issued in Lieu of Cash Distributions                9,866          831        7,545          630
  Redeemed                                          (64,212)      (5,421)     (44,731)      (3,736)
                                                ---------------------------------------------------
    Net Increase (Decrease)--Admiral Shares          93,650        7,888      473,936        39,98
---------------------------------------------------------------------------------------------------

                                                           [PICTURE OF COMPUTER]

ADVANTAGES OF VANGUARD.COM(TM)
Why wait for the mail? You can get fund reports like this one sooner--and reduce the amount of mail you receive from us. Simply choose to view your fund reports
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*    Choose to stop receiving fund reports and  prospectuses  via U.S. mail, and
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HOW TO NOTIFY US ABOUT YOUR MAILING PREFERENCES
You can easily tell us to stop mailing your fund reports and prospectuses. Just log on to Vanguard.com (or follow the easy steps to register for secure, online
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track the performance of individual  securities and funds;  buy,  exchange,  and sell fund shares; and much more.
     If you invest directly with us, you can also elect to receive all of your account statements online or to have us mail out only your year-end statements, which detail every transaction you make during the year. However, if you invest
with  us  through  an   employer-sponsored   retirement   plan  or  a  financial
intermediary, some of these options may not be available to you.
     All Vanguard shareholders can choose to receive our electronic newsletters:
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activity;  and  WHAT'S  NEW AT  VANGUARD,  an  update on  Vanguard  investments,
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breaking news.

YOUR ONLINE  INFORMATION IS SECURE
Vanguard.com uses some of the most secure forms of online communication available, including data encryption and Secure Sockets Layer (SSL) protocol. These technologies provide a high level of security and privacy when you access your account information, initiate online transactions, or send us messages.

THE VANGUARD(R) FAMILY OF FUNDS

STOCK FUNDS
500 Index Fund
Calvert Social Index Fund
Capital Opportunity Fund
Capital Value Fund
Convertible Securities Fund
Developed Markets Index Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
Institutional Total Stock Market Index Fund
International Growth Fund
International Value Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
Precious Metals Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Utilities Income Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund

BOND FUNDS
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Institutional Total Bond Market Index Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds (California, Florida, Massachusetts,
 New Jersey, New York, Ohio, Pennsylvania)
Total Bond Market Index Fund

MONEY MARKET FUNDS
Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market Funds (California, New Jersey,
 New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY
Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio

Standard & Poor's(R), S&P MidCap 400, S&P 500(R), and 500 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

Calvert Social Index is a trademark of Calvert Group, Ltd., and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund.

For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.
     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.
     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

--------------------------------------------------------------------------------
TRUSTEES (Year Elected)

JOHN J. BRENNAN (1987)           Chairman of the Board, Chief Executive Officer,
                                 and Director/Trustee of The Vanguard Group,
                                 Inc., and of each of the investment companies served by The Vanguard Group.

CHARLES D. ELLIS (2001)          The Partners of '63 (pro bono ventures in
                                 education); Senior Adviser to Greenwich
                                 Associates (international business-strategy consulting); Successor Trustee of Yale
                                 University; Overseer of the Stern School of
                                 Business at New York University; Trustee of the
                                 Whitehead Institute for Biomedical Research.

RAJIV L. GUPTA (2001)            Chairman and Chief Executive Officer of Rohm
                                 and Haas Co. (chemicals); Director of
                                 Technitrol, Inc. (electronic components), and
                                 Agere Systems (communications components);
                                 Board Member of the American Chemistry Council;
                                 and Trustee of Drexel University.

JOANN HEFFERNAN HEISEN (1998)    Vice President, Chief Information Officer, and
                                 Member of the Executive Committee of Johnson &
                                 Johnson (pharmaceuticals/consumer products);
                                 Director of the Medical Center at Princeton and Women's Research and Education Institute.

BURTON G. MALKIEL (1977)         Chemical Bank Chairman's Professor of
                                 Economics, Princeton University; Director of
                                 Vanguard Investment Series plc (Irish
                                 investment fund), Vanguard Group (Ireland)
                                 Limited (Irish investment management firm),
                                 Prudential Insurance Co. of America, BKF
                                 Capital (investment management firm), The
                                 Jeffrey Co. (holding company), and NeuVis, Inc.
                                 (software company).

ALFRED M. RANKIN, JR. (1993)     Chairman, President, Chief Executive Officer,
                                 and Director of NACCO Industries, Inc.
                                 (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/ aircraft systems and services).

J. LAWRENCE WILSON (1985)        Retired Chairman and Chief Executive Officer of
                                 Rohm and Haas Co. (chemicals); Director of
                                 Cummins Inc. (diesel engines), The Mead
                                 Corp. (paper products), and AmerisourceBergen
                                 Corp. (pharmaceutical distribution); Trustee of
                                 Vanderbilt University.

--------------------------------------------------------------------------------
EXECUTIVE OFFICERS

R. GREGORY BARTON                Secretary; Managing Director and General
                                 Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard
                                 Group.

THOMAS J. HIGGINS                Treasurer; Principal of The Vanguard Group,
                                 Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.
JAMES H. GATELY, Direct Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Finance.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
JOHN C. BOGLE, FOUNDER; Chairman and Chief Executive Officer, 1974-1996.

                                                    [PHOTO OF SHIP]
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All other marks are the property of their respective owners.

ABOUT OUR COVER
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The photographs are copyrighted by Mr. Kahn.

FOR MORE INFORMATION
This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

     To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by
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All  comparative  mutual fund data are from Lipper  Inc. or  Morningstar,  Inc., unless otherwise noted.

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                                                (C)2002 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                              Vanguard Marketing
                                                       Corporation, Distributor.


                                                                     Q142 072002